SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  February 28, 1996
                                                  ------------------------------


                             Lehman ABS Corporation
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-11661                     13-3447441
- --------------------------------------------------------------------------------
(State of Incorporation)          (Commission              (I.R.S. Employer
                                  File Number)             Identification No.)


3 World Financial Center
New York, New York                                                 10285
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
                                                   -----------------------------



- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events
           ------------

           On February 28, 1996 Lehman ABS Corporation ("LABS") transferred $20,000,000 principal amount of 7.25% Debentures due June 1, 2013 (the "Underlying Securities") issued by Wal-Mart Stores, Inc. (the "Underlying Securities Issuer") to the Corporate Bond-Backed Certificates Trust, Series 1996-Wal-Mart (the "Trust") established by LABS, which issued Corporate Bond Backed Certificates, Series 1996-Wal-Mart (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of February 28, 1996 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. LABS retained the Retained Interest (as defined in the Trust Agreement) and the Call Warrant (as defined in the Trust Agreement) and the Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated as of February 28, 1996 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (a)    Financial Statements - Not Applicable

           (b)    Pro Forma Financial Information - Not Applicable

           (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
- -----------                        -----------

        4.1 Standard Terms and Series Supplement, dated as of February 28, 1996, between LABS and The Bank of New York.




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


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEHMAN ABS CORPORATION

                                                   /s/ Bruce M. Witherell
                                                   -----------------------------
                                                   Name:  Bruce M. Witherell
                                                   Title: Managing Director

April 11, 1996




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



                                INDEX TO EXHIBITS



    Exhibit No.                Description
    -----------                -----------



        4.1           Standard Terms for Trust
                      Agreements, dated as of
                      February 28, 1996, between
                      Lehman ABS Corporation, as
                      Depositor, and The Bank of New
                      York, as Trustee, together with
                      the Series Supplement, dated as
                      of February 28, 1996, between
                      Lehman ABS Corporation, as
                      Depositor, and The Bank of New
                      York, as Trustee.





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